UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2004

CDW Corporation
(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 N. Milwaukee Ave.
Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 465-6000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99, Press Release dated April 15, 2004, announcing first quarter 2004 earnings.

Item 12.    Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 15, 2004, CDW Corporation (the "Registrant") issued a press release announcing its first quarter 2004 earnings. A copy of the press release is filed as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: April 15, 2004	By:	/s/ Barbara A. Klein

Barbara A. Klein
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99	Press release dated April 15, 2004, announcing first quarter 2004 earnings.